Exhibit 99.1 Tier Technologies, Inc. 10780 Parkridge Blvd., Suite 400 Reston, VA 20191 CONTACT: Ronald W. Johnston, Chief Financial Officer rjohnston@tier.com (571) 382-1000

Tier Reports Fiscal 2008 Third Quarter Results

RESTON, VA, August 7, 2008 – Tier Technologies, Inc. (Nasdaq: TIER) today announced results for the quarter ended June 30, 2008 and provided updates on ongoing strategic growth initiatives.

“We are pleased to announce that despite the contracting national economy, we continue to generate revenue growth from our continuing operations in all but one of our market segments for the quarter and nine months ended June 30, 2008,” said Ronald Rossetti, Chairman and Chief Executive Officer for Tier.  “Even with the lower-than-anticipated results from the general economy coupled with the negative impact of the sub-prime mortgage issue on real property tax payments, we still expect to see our EPP business end the year with an 18% to 19% increase in revenues and transaction growth in the mid to high 20% range."

Conference Call

Tier will host a conference call tonight at 5:00 p.m. Eastern Time to discuss these results.  To access the conference call, please dial (888) 335-3240 and provide conference ID #57521678.  The conference call will also be broadcast live via the Internet at www.tier.com.  A replay will be available at www.tier.com approximately 24 hours after the end of the call or by calling (800) 642-1687 and entering conference ID #57521678 from approximately two hours after the end of the call until 11:59 p.m. Eastern Time on August 21, 2008.

Third Quarter Fiscal 2008 Results

For the quarter ended June 30, 2008, Tier reported revenues from continuing operations of $44.9 million, a 12.0% increase over the same quarter last year.  Net loss was $13.6 million, or $0.69 per fully-diluted share.  Continuing operations reported a loss of $1.3 million, or $0.07 per fully-diluted share, while our discontinued operations reported a net loss of $12.3 million, or $0.62 per fully-diluted share.

Continuing operations include Electronic Payment Processing or EPP, certain wind-down businesses and corporate costs.  On a standalone basis, our core EPP business reported quarterly revenues of $43.4 million or a 13.1% increase over the same quarter last year.  We continue to experience strong growth, both in the number of transactions processed and the dollar volume of payments processed on behalf of our customers.  Corporate overhead costs, which support both continuing and discontinued operations, were $3.7 million for the quarter, down $0.3 million from the same quarter last year.  We continue to make progress on our previously announced plans to divest non-core businesses.  Corporate overhead should continue to decline as these businesses are sold.

Tier’s discontinued operations reported revenues of $12.2 million for the quarter, down 30.6% from the same quarter last year.  The decrease is primarily due to the ending of a contract for payment processing services in June 2007.  The shift to lower cost electronic payment alternatives at other payment processing centers also contributed to the lower revenues as well as the absence of our prior Call Center business further contributed to the overall decrease in revenues.

Liquidity

As of June 30, 2008, Tier had $77.6 million in cash and cash equivalents, and investments in marketable securities, and $8.4 million in restricted investments.  Tier currently holds $30.7 million in auction rate securities as long-term investments.  These investments are revenue bonds and asset backed notes issued by state agencies.  The investments are AAA-rated and collateralized with student loans and guaranteed under the Federal Family Education Loan Program.  Tier has no short-term or long-term debt.

About Tier Technologies, Inc.

Tier Technologies, Inc. primarily provides federal, state and local government and other public sector clients with electronic payment processing and other transaction processing services.  Headquartered in Reston, Virginia, Tier Technologies serves over 3,000 electronic payment processing clients throughout the United States, including federal, state, and local governments, educational institutions, utilities and commercial clients.  Through its subsidiary, Official Payments Corp., Tier delivers payment processing solutions for a wide range of markets.  For more information, see www.tier.com and www.officialpayments.com.

Statements made in this press release that are not historical facts are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Tier undertakes no obligation to update any such forward-looking statements.  Each of these statements is made as of the date hereof based only on current information and expectations that are inherently subject to change and involve a number of risks and uncertainties.  Actual events or results may differ materially from those projected in any of such statements due to various factors, including, but not limited to:  the impact of governmental investigations; the potential loss of funding by clients, including due to government budget shortfalls or revisions to mandated statutes; the timing, initiation, completion, renewal, extension or early termination of client projects; the Company’s ability to realize revenues from its business development opportunities; the timing and completion of the divestment of the Company’s non-core assets; and unanticipated claims as a result of project performance, including due to the failure of software providers or subcontractors to satisfactorily complete engagements.  For a discussion of these and other factors which may cause our actual events or results to differ from those projected, please refer to the Company's annual report on Form 10-K for the fiscal year ended September  30, 2007 filed with the SEC.

TIER TECHNOLOGIES, INC.
Consolidated Balance Sheets

(in thousands)	June 30, 2008	September 30, 2007
	(unaudited)
ASSETS:
Current assets:
Cash and cash equivalents	$44,761	$16,516
Investments in marketable securities	2,165	57,815
Accounts receivable, net	4,783	4,909
Unbilled receivables	363	545
Prepaid expenses and other current assets	9,249	2,169
Assets of discontinued operations	202	672
Current assets—held-for-sale	16,597	36,196
Total current assets	78,120	118,822

Property, equipment and software, net	3,853	3,743
Goodwill	14,526	14,526
Other intangible assets, net	14,501	17,640
Investments in marketable securities	30,725	—
Restricted investments	8,361	11,526
Other assets	346	167
Total assets	$150,432	$166,424

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$1,216	$877
Accrued compensation liabilities	3,275	4,653
Accrued subcontractor expenses	388	504
Accrued discount fees	5,587	4,529
Other accrued liabilities	4,085	4,213
Deferred income	1,927	2,649
Liabilities of discontinued operations	523	421
Current liabilities—held-for-sale	13,096	10,864
Total current liabilities	30,097	28,710
Other liabilities	147	200
Total liabilities	30,244	28,910

Shareholders’ equity:
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock and paid-in capital; shares authorized: 44,260; shares issued: 20,615 and 20,425; shares outstanding: 19,731 and 19,541	189,472	186,417
Treasury stock—at cost, 884 shares	(8,684)	(8,684)
Accumulated other comprehensive loss	(1,800)	—
Accumulated deficit	(58,800)	(40,219)
Total shareholders’ equity	120,188	137,514
Total liabilities and shareholders’ equity	$150,432	$166,424

TIER TECHNOLOGIES, INC.
Consolidated Statements of Operations

(unaudited)

	Three months ended June 30,		Nine months ended June 30,
(in thousands, except per share data)	2008	2007	2008	2007
Revenues	$44,896	$40,098	$99,812	$87,696

Costs and expenses:
Direct costs	36,374	32,030	78,126	67,321
General and administrative	6,494	6,470	20,475	20,380
Selling and marketing	2,492	2,479	6,611	6,232
Depreciation and amortization	1,347	951	3,973	3,617
Write-down of goodwill and intangible assets	—	8,585	—	8,585
Total costs and expenses	46,707	50,515	109,185	106,135
Loss from continuing operations before other income and income taxes	(1,811)	(10,417)	(9,373)	(18,439)

Other income:
Income from investment:
Equity in net (loss) income of unconsolidated affiliate	—	(511)	—	475
Realized foreign currency gain	—	239	—	239
Gain on sale of unconsolidated affiliate	—	80	—	80

Interest income, net	503	820	2,294	2,304
Total other income	503	628	2,294	3,098

Loss from continuing operations before income taxes	(1,308)	(9,789)	(7,079)	(15,341)
Income tax provision (benefit)	23	(7)	51	60

Loss from continuing operations	(1,331)	(9,782)	(7,130)	(15,401)
(Loss) income from discontinued operations, net	(12,282)	4,063	(11,451)	15,634

Net (loss) income	$(13,613)	$(5,719)	$(18,581)	$233

(Loss) earnings per share—Basic and diluted:
From continuing operations	$(0.07)	$(0.50)	$(0.36)	$(0.79)
From discontinued operations	$(0.62)	$0.21	$(0.59)	$0.80
(Loss) earnings per share—Basic and diluted	$(0.69)	$(0.29)	$(0.95)	$0.01

Weighted average common shares used in computing:
Basic and diluted (loss) earnings per share	19,635	19,511	19,576	19,505

TIER TECHNOLOGIES, INC.
Consolidated Statements of Cash Flows

	Nine months ended June 30,
(in thousands)	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(18,581)	$233
Less: (loss) Income from discontinued operations, net	(11,451)	15,634
Loss from continuing operations, net	(7,130)	(15,401)
Non-cash items included in net (loss):
Depreciation and amortization	4,095	3,755
Provision for doubtful accounts	(186)	(311)
Equity in net income of unconsolidated affiliate	—	(475)
Gain on sale of unconsolidated affiliate	—	(319)
Settlement of pension contract	—	1,254
Share-based compensation	1,805	1,451
Write-down of goodwill and intangible assets	—	8,585
Other	445	(57)
Net effect of changes in assets and liabilities:
Accounts receivable and unbilled receivables	493	15
Prepaid expenses and other assets	(7,700)	2,234
Accounts payable and accrued liabilities	(301)	644
Income taxes receivable	51	(44)
Deferred income	(722)	94
Cash provided by (used in) operating activities from continuing operations	(9,150)	1,425
Cash provided by operating activities from discontinued operations	14,372	12,141
Cash provided by operating activities	5,222	13,566
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(7,325)	(6,108)
Sales and maturities of marketable securities	32,615	3,550
Purchase of restricted investments	—	(19,272)
Sales and maturities of restricted investments	1,000	13,398
Purchase of equipment and software	(962)	(728)
Repayment of notes and accrued interest from related parties	—	4,295
Proceeds from sale of unconsolidated affiliate	—	4,784
Proceeds from sale of discontinued operations	730	—
Other investing activities	—	(232)
Cash provided by (used in) investing activities from continuing operations	26,058	(313)
Cash used in investing activities from discontinued operations	(4,232)	(2,562)
Cash provided by (used in) investing activities	21,826	(2,875)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	1,250	89
Capital lease obligations and other financing arrangements	(49)	(18)
Cash provided by financing activities from continuing operations	1,201	71
Cash used in financing activities from discontinued operations	(4)	(4)
Cash provided by financing activities	1,197	67
Effect of exchange rate changes on cash	—	(11)
Net increase in cash and cash equivalents	28,245	10,747
Cash and cash equivalents at beginning of period	16,516	18,468
Cash and cash equivalents at end of period	$44,761	$29,215

TIER TECHNOLOGIES, INC.
Consolidated Statements of Operations—Continuing Operations

	Continuing Operations
(in thousands)	EPP	Wind- down	Corporate & Eliminations	Total
Three months ended June 30, 2008:
Revenues	$43,413	$1,632	$(149)	$44,896
Costs and expenses:
Direct costs	35,209	1,165	—	36,374
General and administrative	2,677	94	3,723	6,494
Selling and marketing	2,369	(1)	124	2,492
Depreciation and amortization	882	353	112	1,347
Total costs and expenses	41,137	1,611	3,959	46,707
(Loss) income from continuing operations before other income and income taxes	2,276	21	(4,108)	(1,811)
Other income:
Interest income	—	—	503	503
Total other income	—	—	503	503
(Loss) income from continuing operations before taxes	2,276	21	(3,605)	(1,308)
Income tax (benefit) provision	(28)	—	51	23
(Loss) income from continuing operations	$2,304	$21	$(3,656)	$(1,331)

Three months ended June 30, 2007:
Revenues	$38,381	$1,823	$(106)	$40,098
Costs and expenses:
Direct costs	30,452	1,578	—	32,030
General and administrative	1,879	582	4,009	6,470
Selling and marketing	2,164	320	(5)	2,479
Depreciation and amortization	800	15	136	951
Write down of goodwill and intangible assets	—	8,585	—	8,585
Total costs and expenses	35,295	11,080	4,140	50,515
(Loss) income from continuing operations before other income and income taxes	3,086	(9,257)	(4,246)	(10,417)
Other income (expense):
Loss from investment	—	—	(192)	(192)
Interest income	—	—	820	820
Total other income	—	—	628	628
(Loss) income from continuing operations before taxes	3,086	(9,257)	(3,618)	(9,789)
Income tax benefit	(7)	—	—	(7)
(Loss) income from continuing operations	$3,093	$(9,257)	$(3,618)	$(9,782)

TIER TECHNOLOGIES, INC.
Consolidated Statements of Operations—Continuing Operations

	Continuing Operations
(in thousands)	EPP	Wind- down	Corporate & Eliminations	Total
Nine months ended June 30, 2008:
Revenues	$95,936	$4,307	$(431)	$99,812
Costs and expenses:
Direct costs	75,063	3,063	—	78,126
General and administrative	7,451	940	12,084	20,475
Selling and marketing	6,025	180	406	6,611
Depreciation and amortization	2,606	1,079	288	3,973
Total costs and expenses	91,145	5,262	12,778	109,185
(Loss) income from continuing operations before other income and income taxes	4,791	(955)	(13,209)	(9,373)
Other income:
Interest income (expense)	(2)	—	2,296	2,294
Total other income (expense)	(2)	—	2,296	2,294
(Loss) income from continuing operations before taxes	4,789	(955)	(10,913)	(7,079)
Income tax provision	—	—	51	51
(Loss) income from continuing operations	$4,789	$(955)	$(10,964)	$(7,130)

Nine months ended June 30, 2007:
Revenues	$81,109	$6,856	$(269)	$87,696
Costs and expenses:
Direct costs	62,376	4,945	—	67,321
General and administrative	4,816	2,774	12,790	20,380
Selling and marketing	5,412	802	18	6,232
Depreciation and amortization	2,402	749	466	3,617
Write down of goodwill and intangible assets	—	8,585	—	8,585
Total costs and expenses	75,006	17,855	13,274	106,135
(Loss) income from continuing operations before other income and income taxes	6,103	(10,999)	(13,543)	(18,439)
Other income:
Income from investment	—	—	794	794
Interest income	—	—	2,304	2,304
Total other income	—	—	3,098	3,098
(Loss) income from continuing operations before taxes	6,103	(10,999)	(10,445)	(15,341)
Income tax provision	60	—	—	60
(Loss) income from continuing operations	$6,043	$(10,999)	$(10,445)	$(15,401)

TIER TECHNOLOGIES, INC.
Consolidated Statements of Operations—Discontinued Operations

	Discontinued Operations
(in thousands)	GBPO	PSSI	Eliminations	Total
Three months ended June 30, 2008:
Revenues	$6,019	$6,175	$—	$12,194
Costs and expenses:
Direct costs	3,111	5,056	(149)	8,018
General and administrative	720	1,767	(85)	2,402
Selling and marketing	46	458	(29)	475
Depreciation and amortization	—	20	—	20
Write-down of goodwill and intangibles	(3)	12,298	—	12,295
Total costs and expenses	3,874	19,599	(263)	23,210
(Loss) income before gain on discontinued operations	2,145	(13,424)	263	(11,016)
(Loss) gain on discontinued operations	(1,052)	(214)	—	(1,266)
(Loss) income from discontinued operations, net	$1,093	$(13,638)	$263	$(12,282)

Three months ended June 30, 2007:
Revenues	$9,382	$8,180	$—	$17,562
Costs and expenses:
Direct costs	5,140	5,612	(106)	10,646
General and administrative	719	1,628	(52)	2,295
Selling and marketing	275	761	(20)	1,016
Depreciation and amortization	—	20	—	20
Write-down of goodwill and intangibles	—	—	—	—
Total costs and expenses	6,134	8,021	(178)	13,977
Income before gain on discontinued operations	3,248	159	178	3,585
Gain on discontinued operations	—	—	478	478
Income from discontinued operations, net	$3,248	$159	$656	$4,063

TIER TECHNOLOGIES, INC.
Consolidated Statements of Operations—Discontinued Operations

	Discontinued Operations
(in thousands)	GBPO	PSSI	Eliminations	Total
Nine months ended June 30, 2008:
Revenues	$20,226	$19,817	$—	$40,043
Costs and expenses:
Direct costs	10,631	15,977	(431)	26,177
General and administrative	1,658	4,917	(114)	6,461
Selling and marketing	731	1,382	(39)	2,074
Depreciation and amortization	—	59	—	59
Write-down of goodwill and intangibles	140	15,657	—	15,797
Total costs and expenses	13,160	37,992	(584)	50,568
(Loss) Income before gain on discontinued operations	7,066	(18,175)	584	(10,525)
(Loss) gain on discontinued operations	(1,027)	90	11	(926)
(Loss) income from discontinued operations, net	$6,039	$(18,085)	$595	$(11,451)

Nine months ended June 30, 2007:
Revenues	$30,456	$22,499	$—	$52,955
Costs and expenses:
Direct costs	20,345	16,024	(269)	36,100
General and administrative	2,199	4,289	63	6,551
Selling and marketing	722	1,925	24	2,671
Depreciation and amortization	2	74	—	76
Write-down of goodwill and intangibles	—	—	—	—
Total costs and expenses	23,268	22,312	(182)	45,398
(Loss) income before gain on discontinued operations	7,188	187	182	7,557
Gain on discontinued operations	—	—	8,077	8,077
Income from discontinued operations, net	$7,188	$187	$8,259	$15,634